Trust for Advised Portfolios
December 19, 2022
Supplement to the Miller Opportunity Trust
Prospectus and Statement of Additional Information
dated April 30, 2022

Effective December 19, 2022, the name of the Miller Opportunity Trust (the “Fund”) will be changed to Opportunity Trust. The name change does not affect the investment objective or principal investment strategies of the Fund. All references to Miller Opportunity Trust in the Fund’s Prospectus and Statement of Additional Information are deleted and replaced with the name Opportunity Trust.

Effective December 30, 2022, Mr. Bill Miller III will no longer serve as a Portfolio Manager to the Fund. All references to Mr. Miller in the Fund’s Prospectus and Statement of Additional Information are deleted in their entirety.

Ms. Samantha McLemore, CFA, will continue to serve as Portfolio Manager to the Fund.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.